Exhibit 99.1

EXECUTION

FISHER SCIENTIFIC INTERNATIONAL INC.

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

               This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of December 3, 2003 and entered into by and among FISHER SCIENTIFIC INTERNATIONAL INC. (“Company”), FISHER SCIENTIFIC COMPANY L.L.C. (“FSCLLC”; Company and FSCLLC are each individually referred to herein as a “Borrower” and collectively as “Borrowers”), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a “Lender” and collectively as “Lenders"), JP MORGAN CHASE BANK (“JPMCB”) (in its capacity as resigning administrative agent, “Resigning Administrative Agent”), DEUTSCHE BANK AG, NEW YORK BRANCH (in its capacity as successor administrative agent, “Successor Administrative Agent” or “Deutsche Bank”), DEUTSCHE BANK SECURITIES, as Joint Lead-Arranger, BANC OF AMERICA SECURITIES LLC, as Joint Lead-Arranger and CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, and BANK OF AMERICA N.A., as Syndication Agents, and solely for purpose of Section 3 hereof, the Credit Support Parties (as defined in Section 3 hereof), and is made with reference to that certain Amended and Restated Credit Agreement, dated as of September 10, 2003, by and among Borrowers, Lenders and Administrative Agent (the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

               WHEREAS, Borrowers desire to amend the Credit Agreement on, and subject to, the terms, conditions and agreements set forth herein, to (i) create a new class of Tranche C Term Loans (the “Tranche C Term Loans”) having identical terms with, having the same rights and obligations under the Loan Documents as, and in the same aggregate principal amount as, the outstanding Term Loans, as set forth in the Loan Documents, except as such terms are amended hereby, (ii) provide for Deutsche Bank to succeed JPMCB as Administrative Agent, Collateral Agent, Swingline Lender, and Issuing Bank, (iii) increase the Revolving Commitments by $15,000,000 (the “New Revolving Commitment”) to $190,000,000, and (iv) make certain other amendments as set forth below;

               WHEREAS, on the First Amendment Effective Date (as hereinafter defined), the outstanding Term Loans will be converted into, or repaid in full with the proceeds of, the Tranche C Term Loans;

               WHEREAS, (a) each existing Lender having a Tranche C Term Loan Commitment (as hereinafter defined) in excess of its outstanding Term Loans at the opening of business on the First Amendment Effective Date (each such Lender an "Increasing Term Lender”) shall make Tranche C Term Loans to the Company on the First Amendment Effective Date in the amount of the excess of such Tranche C Term Loan Commitment over such Increasing Term Lender’s outstanding Term Loans, and (b) each new Lender having a Tranche C

Term Loan Commitment (each a “New Tranche C Term Loan Lender”) which executes and delivers this Amendment shall make Tranche C Term Loans to the Company on the First Amendment Effective Date in an amount equal to such New Tranche C Term Loan Lender’s Tranche C Term Loan Commitment, the aggregate proceeds of which shall be used by the Company to immediately repay the outstanding principal amount of Term Loans of existing Lenders that do not execute and deliver this Amendment (the “Exiting Lenders”);

               WHEREAS, on the First Amendment Effective Date, Bank of America, N.A. (the "New Revolving Lender”) shall become a Revolving Lender under the Credit Agreement and the other Loan Documents with an initial amount of Revolving Commitment equal to the New Revolving Commitment;

               WHEREAS, each Lender having Term Loans outstanding as of the date hereof and who executes and delivers this Amendment shall be deemed, upon the First Amendment Effective Date, to have converted its Term Loans into Tranche C Term Loans in the same aggregate principal amount as such Lender’s Tranche C Term Loan Commitment (less, in the case of any Increasing Term Lender, the amount of Tranche C Term Loans made by such Increasing Lender to repay Exiting Lenders’ Term Loans); and

               WHEREAS, the Company shall pay to (1) each Lender having Term Loans outstanding as of the opening of business on the First Amendment Effective Date, all accrued and unpaid interest on such Term Loans on the First Amendment Effective Date and (2) each Lender having a Revolving Commitment or Revolving Loans outstanding as of the First Amendment Effective Date, (x) all accrued and unpaid interest on such Lender’s Revolving Loans (y) all accrued and unpaid commitment fees with respect to such Lender’s Revolving Commitments, and (z) all accrued and unpaid participation fees with respect to such Lender’s participations in Letters of Credit, in each case on the First Amendment Effective Date;

               NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1	Amendments to Section 1.1: Certain Defined Terms

               A. Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the definition of “Borrowing Request”, “Class”, “Issuing Bank”, “Original Term Loan Lender”, “Required Lenders”, “Revolving Commitment”, “Spot Exchange Rate”, “Swingline Lender” and “Term Loan”, and (ii) adding to such Section the following definitions which shall be inserted in proper alphabetical order:

               “Borrowing Request” means a request by a Borrower (or by the Company on behalf of a Borrower) for a Revolving Borrowing, Tranche C Borrowing, or Incremental Term Borrowing in accordance with Section 2.03.

               “Class” means, on and after the First Amendment Effective Date, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Local Currency Loans, Tranche C Term Loans, Incremental Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Tranche C Term Loan Commitment, or a commitment to make an Incremental Term Loan. Incremental Term Loans that have different terms and conditions shall be construed to be in different Classes.

               “First Amendment” means that certain First Amendment to this Agreement dated as of December 3, 2003.

               “First Amendment Effective Date” has the meaning assigned to that term in the First Amendment.

               “Incremental Term Loan” has the meaning assigned to such term in Section 2.20. The Tranche B-1 Term Loans are Incremental Term Loans; the Tranche C Term Loans are not Incremental Term Loans.

               “Incremental Term Loan Amendment” has the meaning assigned to such term in Section 2.20. The Amendment and Restatement Agreement is an Incremental Term Loan Amendment; the First Amendment is not an Incremental Term Loan Amendment.

               “Issuing Bank” means (a) initially JPMorgan Chase Bank in its capacity as the issuer of Letters of Credit outstanding on the First Amendment Effective Date, (b) thereafter Deutsche Bank AG, New York Branch, in its capacity as the issuer of Letters of Credit hereunder, (c) any other Lender that agrees with the Company and the Administrative Agent to be an issuer of Letters of Credit hereunder as provided in Section 2.05(i), in its capacity as such, and (d) in respect of any Existing Letter of Credit, the bank that issued such Letter of Credit, in its capacity as such. An Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

               “Original Term Loan Lender” means, on and after the First Amendment Effective Date, for purposes of Section 10.02(b), “Tranche C Lender”.

               “Request for Issuance” means a request substantially in the form of Annex A annexed to the First Amendment.

               “Required Lenders” means, on and after the First Amendment Effective Date, at any time, Lenders having Revolving Exposures, Tranche C Term Loans, Incremental Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Tranche C Term Loans, outstanding Incremental Term Loans and unused Commitments at such time.

               “Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The aggregate amount of the Lenders’ Revolving Commitments as of the First Amendment Effective Date is $190,000,000.

               “Spot Exchange Rate” means, on any day, with respect to any Local Currency in which a Local Letter of Credit (or LC Disbursement thereunder) is denominated, the spot rate at which Dollars are offered on such day for such Local Currency, as quoted in the Wall Street Journal on the following Business Day.

               “Swingline Lender” means (a) Deutsche Bank AG, New York Branch, in its capacity as lender of Swingline Loans hereunder or (b) any other Lender that agrees with the Company and the Administrative Agent to make Swingline Loans hereunder as provided in Section 2.04, in its capacity as such.

               “Term Borrowing” means a Borrowing made of a Term Loan.

               “Term Loan” means (i) prior to the First Amendment Effective Date, an Original Term Loan or Tranche B-1 Term Loan, and (ii) on and after the First Amendment Effective Date, a Tranche C Term Loan.

               “Tranche C Borrowing” means a Borrowing made of a Tranche C Term Loan.

               “Tranche C Lender” means a Lender with a Tranche C Term Loan Commitment or an outstanding Tranche C Term Loan.

               “Tranche C Term Loan” means a Loan made as Tranche C Term Loan (and/or converted into a Tranche C Term Loan from Term Loans) on the First Amendment Effective Date pursuant to clause (c) of Section 2.01.

               “Tranche C Term Loan Commitment” means the commitment of a Lender to make (and/or convert from Term Loans) on the First Amendment Effective Date Tranche C Term Loans hereunder, expressed as an amount representing the maximum principal amount of Tranche C Term Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 or (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender’s Tranche C Term Loan Commitment is set forth on Schedule 2.1 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Tranche C Commitment, as applicable. The initial aggregate amount of the Lenders’ Tranche C Term Loan Commitment is $440,000,000.

               B. Section 1.01 of the Credit Agreement is hereby further amended by (1) deleting the word “and” at the end of clause (b) contained in the definition of “Applicable Rate” thereof and adding at the end of the table contained therein the following new clause (d):

“, and (d) with respect to any ABR Loan or Eurodollar Loan that is a Tranche C Term Loan, the applicable rate per annum set forth below under the caption “ABR

Spread” or “Eurodollar Spread”, as the case may be, based upon the Total Leverage Ratio as of the most recent determination date:

Leverage	ABR
Ratio	Spread	Eurodollar Spread

Category 1
≥3.0:1.0	1.00%	2.00%
Category 2
<3.0:1.0	0.75%	1.75%

1.2	Amendments to Section 2.01: Commitments

     Section 2.01 of the Credit Agreement is hereby amended by (1) renumbering paragraph (c) contained therein as (d), and (2) inserting the following new paragraph (c):

“(c) Subject to the terms and conditions herein, each Lender that has a Tranche C Term Loan Commitment agrees (i) to convert on the First Amendment Effective Date each “Term Loan” made by such Lender under (and as defined in) this Agreement and outstanding immediately prior to giving effect to the First Amendment to a Tranche C Term Loan hereunder (and the Company hereby agrees to such conversion) and (ii) to make to the Company on the First Amendment Effective Date, Tranche C Term Loans hereunder in an amount equal to the excess (if any) of such Lender’s Tranche C Term Loan Commitment over such Lender’s outstanding Term Loans (if any) being converted on the First Amendment Effective Date to Tranche C Term Loans, so that, after giving effect to the conversion of such Term Loans into Tranche C Term Loans pursuant to clause (i) above and the making of all such Tranche C Term Loans pursuant to clause (ii) above, each Lender that has a Tranche C Term Loan Commitment will have made or will be deemed to have made, as the case may be, a Tranche C Term Loan to the Company in an amount equal to its Tranche C Term Loan Commitments, to be used for the purposes identified in section 5.11(b).”.

1.3	Amendments to Section 2.03: Requests for Borrowings

          Section 2.03 of the Credit Agreement is hereby amended by (1) deleting the references to “Original Term Borrowing” contained in the introductory paragraph therein and clause (i) therein and substituting “Tranche C Borrowing” therefor, and (2) deleting clause (iii) contained therein in its entirety and substituting the following therefor:

“(iii) the date of such Borrowing, which shall be a Business Day (and, in the case of a Tranche C Term Loan, shall be the First Amendment Effective Date);”

1.4	Amendment to Section 2.05: Letters of Credit

               A. Section 2.05 is hereby amended by deleting paragraph (b) contained therein in its entirety and substituting the following therefor:

“(b) Request for Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the applicable Borrower shall hand deliver or facsimile (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank (which may be any Issuing Bank selected by such Borrower if there is more than one Issuing Bank) and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a Request for Issuance. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the applicable Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $150,000,000 and (ii) the sum of the total Revolving Exposures and the Local Currency Loan Exposure shall not exceed the total Revolving Commitments.”.

               B. Section 2.05 of the Credit Agreement is hereby further amended by adding at the end of such Section the following new paragraph (m):

“(m) Notification to Revolving Lenders. Upon the issuance of or amendment to any standby Letter of Credit the applicable Issuing Bank shall promptly notify the Administrative Agent and the applicable Borrower of such issuance or amendment in writing and such notice shall be accompanied by a copy of such Letter of Credit or amendment. Upon receipt of such notice (or, if the Administrative Agent is the Issuing Bank, together with such notice), the Administrative Agent shall notify each Revolving Lender in writing of such issuance or amendment and the amount of such Revolving Lender’s respective participation in such standby Letter of Credit or amendment, and, if so requested by a Revolving Lender, the Administrative Agent shall provide such Lender with a copy of such Letter of Credit or amendment. In the case of commercial Letters of Credit, in the event that Issuing Bank is other than the Administrative Agent, such Issuing Bank will send by facsimile transmission to the Administrative Agent, promptly upon the first Business Day of each week, a report of its daily aggregate maximum amount available for drawing under commercial Letters of Credit for the previous week. Upon receipt of such report, the Administrative Agent shall notify each Revolving Lender in writing of the contents thereof.”.

1.5	Amendment to Section 2.10: Amortization of Term Loans

               A. Section 2.10 of the Credit Agreement is hereby amended by (1) renumbering paragraph (c), paragraph (d) and paragraph (e) contained therein as paragraph (d), paragraph (e) and paragraph (f), respectively (it being understood that each reference to paragraph (d)

contained in Section 2.10 shall be deemed to be a reference to paragraph (e)), and (2) inserting the following new paragraph (c):

“(c) Subject to adjustment pursuant to paragraph (e) of this Section, the Company shall repay Tranche C Term Borrowings on each date set forth below in the aggregate principal amount set forth opposite such date:

Date	Amount

December 31, 2004	$1,115,662.20
March 31, 2005	$1,115,662.20
June 30, 2005	$1,115,662.20
September 30, 2005	$1,115,662.20
December 31, 2005	$1,115,662.20
March 31, 2006	$1,115,662.20
June 30, 2006	$1,115,662.20
September 30, 2006	$1,115,662.20
December 31, 2006	$1,115,662.20
March 31, 2007	$1,115,662.20
June 30, 2007	$1,115,662.20
September 30, 2007	$1,115,662.20
December 31, 2007	$1,115,662.20
March 31, 2008	$1,115,662.20
June 30, 2008	$1,115,662.20
September 30, 2008	$1,115,662.20
December 31, 2008	$1,115,662.20
March 31, 2009	$1,115,662.20
June 30, 2009	$104,979,520.10
September 30, 2009	$104,979,520.10
December 31, 2009	$104,979,520.10
March 31, 2010	$104,979,520.10”.

               B. Section 2.10 of the Credit Agreement is hereby further amended by deleting the phrase “either Class” contained in paragraph (e) therein and substituting “any Class” therefor.

1.6	Amendment to Section 2.18: Payment Generally; Pro Rata Treatment; Sharing of Set-offs

               Section 2.18 of the Credit Agreement is hereby amended by deleting the reference to “270 Park Avenue, New York, New York” contained therein and substituting “60 Wall Street, 43rd Floor, New York, New York 10005” therefor.

1.7	Amendment to Section 5.11: Use of Proceeds and Letters of Credit; Margin Regulations

               Section 5.11 of the Credit Agreement is hereby amended by (1) renumbering paragraph (b) contained therein as (c), and (2) inserting the following new paragraph (b):

“(b) The proceeds of the Tranche C Term Loans shall be applied by the Company on the First Amendment Effective Date to make a voluntary payment of the principal amount of all “Term Loans” under this Agreement outstanding immediately prior to giving effect to the First Amendment which are not converted into Tranche C Term Loans pursuant to the terms of this Agreement as amended by the First Amendment.”.

1.8	Amendment to Section 10.01: Notices

               Section 10.01 of the Credit Agreement is hereby amended by deleting clause (ii) contained therein in its entirety and substituting the following therefor:

               “(ii) if to the Administrative Agent, (1) with respect to Letters of Credit, to Deutsche Bank Global Loan Operations – Letter of Credit Department, 60 Wall Street, 38th Floor, MS NYC60-3812, New York, New York 10005, Attention of Marco Orlando (Facsimile No. 212-797-0403), (2) with respect to borrowing requests, repayments and interest notifications, to Deutsche Bank Global Loan Operations, 90 Hudson Street – 5th Floor, Jersey City, New Jersey 07302, Attention of Frank Giacalone (Facsimile 201-593-2309), and (3) with respect to all other matters, to Deutsche Bank Leveraged Loan Portfolio, 60 Wall Street, 43rd Floor, New York, New York 10005, Attention of Scottye Lindsey (Facsimile No. 212-797-5692);”

1.9	Substitution and Addition of Schedule

               Schedule 2.01 to the Credit Agreement is hereby amended by deleting said Schedule 2.01 in its entirety and substituting in place thereof a new Schedule 2.01 in the form of Annex B to this Amendment.

Section 2.	SUBSTITUTION OF DEUTSCHE BANK AS AGENT

               A. Effective the First Amendment Effective Date, JPMCB hereby resigns as Administrative Agent and Collateral Agent, and Lenders hereby appoint Deutsche Bank (and Deutsche Bank hereby accepts such appointment) as Administrative Agent and Collateral Agent. The Company hereby consents to such appointment.

               B. From and after the First Amendment Effective Date, all references in the Security Documents and in the other Loan Documents to JPMCB, in its capacity as Collateral Agent and/or Administrative Agent shall be deemed to be references to Deutsche Bank.

Section 3.	ACKNOWLEDGEMENT AND CONSENT

               A. Each of the Initial Borrower and each other Subsidiary Guarantor (each individually a “Credit Support Party” and collectively, the “Credit Support Parties”) has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Credit Support

Party under each of the Loan Documents to which such Credit Support Party is a party shall not be impaired and each of the Loan Documents to which such Credit Support Party is a party is, and after the First Amendment Effective Date shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

               B. Each Subsidiary Guarantor (other than Initial Borrower) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

Section 4.	CONDITIONS TO EFFECTIVENESS

               This Amendment shall become effective only upon the satisfaction of all of the conditions precedent (the date of satisfaction of all such conditions precedent being referred to herein as the “First Amendment Effective Date”) set forth in this Section 4.

               A. Corporate Documents. On or before the First Amendment Effective Date, each Borrower shall, and shall cause each other Credit Support Party to, deliver to Lenders (or to Successor Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

          (i) A good standing certificate from the Secretary of State of each Borrower’s and each Credit Support Party’s jurisdiction of organization, dated a recent date prior to the First Amendment Effective Date.

          (ii) Certified copies of the Certificate or Articles of Incorporation or the certificate of formation, as the case may be, of each Borrower dated a recent date prior to the First Amendment Effective Date.

          (iii) Resolutions of the Board of Directors or managing member, as the case may be, of each Borrower approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment.

          (iv) Signature and incumbency certificates of the officers or managing members of each Borrower and each Credit Support Party executing this Amendment.

               B. No Swingline Loans. Borrowers shall have prepaid any outstanding Swingline Loans made by JPMCB and/or any Revolving Lender, in its capacity as Swingline Lender.

               C. Amendment. Successor Administrative Agent shall have received from (i) the Required Lenders, (ii) Increasing Term Lenders and New Tranche C Term Loan Lenders providing Tranche C Term Loan Commitments in an aggregate amount sufficient to repay all of the outstanding principal amount (as of the First Amendment Effective Date) of the Tranche C Term Loans owed to the Exiting Term Lenders, (iii) the New Revolving Lender providing the New Revolving Commitment, and (iv) the Borrowers and the Credit Support Parties, (1) a counterpart of this Amendment signed on behalf of each such party or (2) written evidence satisfactory to Successor Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that each such party has signed a counterpart of this Amendment.

               D. Opinion of Counsel. On or before the First Amendment Effective Date, the Company shall have delivered to Lenders (or to Successor Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) originally executed copies of one or more favorable written opinions of each of (i) Debevoise & Plimpton, special counsel for the Borrowers and the Credit Support Parties, (ii) Todd M. DuChene, general counsel for the Company, and (iii) Richards, Layton & Finger, P.A., Delaware counsel of the Company, in each case in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the First Amendment Effective Date, with respect to the enforceability of this Amendment and as to such other matters as Successor Administrative Agent acting on behalf of Lenders may reasonably request (this Amendment constituting a written request by the Company to such counsel to deliver such opinions to Lenders).

               E. Borrowing Request. Successor Administrative Agent shall be deemed to have received a Borrowing Request meeting the requirements of Section 2.03 of the Credit Agreement. Such Borrowing Request shall be deemed (i) to the extent of any conversion of Original Term Loans and Tranche B-1 Term Loans to Tranche C Term Loans to request such conversion, and (ii) to the extent of the aggregate principal amount of any Exiting Term Lenders’ Term Loans, to request the funding of Tranche C Term Loans from any Increasing Term Lender and/or any New Tranche C Lenders in accordance with Section 2.01(c) of the Credit Agreement and to direct the voluntary prepayment of all Exiting Lenders’ Term Loans in accordance with Section 2.11(d) of the Credit Agreement and without the advance notice otherwise required by Section 2.11(e) of the Credit Agreement.

               F. Collateral.

          (i) Successor Administrative Agent shall have received from JPMCB all items of Collateral described in Annex C hereto.

          (ii) Deutsche Bank shall have received a duly executed supplement to the Intercreditor Agreement substituting Deutsche Bank as Collateral Agent thereunder and such amendment shall be (x) in form and substance satisfactory to Deutsche Bank and (y) in full force and effect.

          (iii) Deutsche Bank, as successor Collateral Agent, shall have received duly executed UCC-3 assignment statements relating to all UCC-1 financing statements filed in connection with the Security Documents, in each case reflecting the assignment of the interest of JPMCB as Collateral Agent to Deutsche Bank.

          (iv) Deutsche Bank shall have received all documents or instruments (duly executed where appropriate) necessary or advisable, in the opinion of Deutsche Bank and its counsel, to maintain perfected security interests in favor of Deutsche Bank, as successor Collateral Agent, in the Collateral under each Security Document.

          (v) The Company and JPMCB shall have taken such other actions and delivered to Successor Administrative Agent such other documents as Successor Administrative Agent may reasonably request (i) to maintain Collateral Agent’s perfected security interests, and the priority thereof, in all of the Collateral in favor of Deutsche Bank as successor Collateral Agent and (ii) to evidence JPMCB’s resignation as, and Deutsche Bank’s appointment as, Administrative Agent and Collateral Agent, and all such documents shall be in form and substance satisfactory to Deutsche Bank and its counsel.

               G. Interest Payments; Payment of Fees. The Company shall have paid (1) to all Lenders having Term Loans, simultaneously with the making of the Tranche C Term Loans hereunder, all accrued and unpaid interest on their Term Loans to the First Amendment Effective Date, and (2) to all Lenders having Revolving Commitments or Revolving Loans outstanding as of the First Amendment Effective Date, (x) all accrued and unpaid interest on their Revolving Loans (y) all accrued and unpaid commitment fees with respect to their Revolving Commitments and (z) all accrued and unpaid participation fees with respect to their participations in Letters of Credit, in each case to the First Amendment Effective Date.

               H. Payment of Fees and Expenses. The Company shall have paid or caused to be paid to Successor Administrative Agent all of Successor Administrative Agents’ reasonable out-of-pocket costs and expenses as described in Section 10.03 of the Credit Agreement incurred by Administrative Agents (including, without limitation, the reasonable fees and disbursements of O’Melveny & Myers LLP) in connection with this Amendment and the documents and transactions related hereto.

               I. Completion of Proceedings. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Successor Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Successor Administrative Agent and its counsel, and Successor Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Successor Administrative Agent may reasonably request.

Section 5.	POST-CLOSING DELIVERIES

               A. Mortgage Amendments. Deutsche Bank, as successor Collateral Agent, shall have received duly executed (and acknowledged) assignments and amendments

(collectively, the “Mortgage Amendments") to all Mortgages, in each case in form and substance satisfactory to Deutsche Bank and its counsel and reflecting the assignment of the interest of JPMCB as Collateral Agent and mortgagee to Deutsche Bank and the modification of certain terms in the Credit Agreement, within 60 days after the First Amendment Effective Date.

               B. Endorsement to Title Insurance Policies. Within 60 days after the First Amendment Effective Date, the title company which issued policies of title insurance in connection with the Mortgages (the “Title Company”) shall have issued to Lenders an endorsement, commonly known as a “Modification Endorsement” (or a similar extension of title insurance coverage to the extent that a Modification Endorsement may not be available in a particular jurisdiction), to each existing “lender’s” policy of title insurance previously issued by the Title Company in favor of Lenders and/or Resigning Administrative Agent, each such endorsement to be in a form reasonably acceptable to Deutsche Bank, as successor Collateral Agent, with respect to the Mortgages listed on Annex D attached hereto.

               C. Further Assurances. The Company and JPMCB will take all further actions and will deliver to Successor Administrative Agent all further documents as Successor Administrative Agent may reasonably request (i) to maintain Collateral Agent’s perfected security interests, and the priority thereof, in all of the Collateral in favor of Deutsche Bank as successor Collateral Agent and (ii) to evidence JPMCB’s resignation as, and Deutsche Bank’s appointment as, Administrative Agent and Collateral Agent, and all such documents shall be in form and substance satisfactory to Deutsche Bank and its counsel; provided that any such actions of JMPCB will be (x) without recourse or warranty by JPMCB (except for its own gross negligence or willful misconduct) and (y) at the Company’s expense.

Section 6.	REPRESENTATIONS AND WARRANTIES

               In order to induce Lenders and Administrative Agent to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to Administrative Agent and each Lender that the following statements are true, correct and complete:

               A. Authorization; Enforceability. Each Borrower has all requisite corporate or limited liability company power and authority to enter into this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or limited liability company action by each Borrower. This Amendment has been duly executed and delivered by each Borrower and constitutes when executed and delivered, the legally valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting or limiting creditors’ rights generally and by equitable principles relating to enforceability, regardless of whether considered as a proceeding in equity or at law.

               B. Government Approvals; No Conflict. The execution and delivery by each Borrower of this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation in any material respect or the charter, by-laws or other organizational documents of any Borrower or any order of any Governmental Authority, (c) will not violate in any material respect or result in a default under any indenture, agreement or other instrument binding upon any Borrower or its assets, or give rise to a right thereunder to require any payment to be made by any Borrower, and (d) will not result in the creation or imposition of any Lien on any asset of any Borrower, except Liens created under the Loan Documents.

               C. Incorporation of Representations. The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date.

               D. Absence of Default. No event has occurred and is continuing or would result from the execution, delivery or performance of this Amendment that constitutes or would constitute an Event of Default or a Default after giving effect to this Amendment.

Section 7.	MISCELLANEOUS

               A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent, or any Lender under, the Credit Agreement or any of the other Loan Documents.

               B. Obligations of New Tranche C Term Loan Lenders. Each Borrower and each New Tranche C Term Loan Lender hereby agrees that, upon the effectiveness of this Amendment, such New Tranche C Term Loan Lender shall be a party to the Credit Agreement and shall have all of the rights and obligations of a Lender under the Loan Documents, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents, arising out of or otherwise related to the Tranche C Term Loan Commitments and the Tranche C Term Loans.

               C. Obligations of New Revolving Lenders. Each Borrower and the New Revolving Lender hereby agrees that, upon the effectiveness of this Amendment, the New Revolving Lender shall be a party to the Credit Agreement and shall have all of the rights and obligations of a Lender under the Loan Documents, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents, arising out of or otherwise related to the Revolving Commitments and the Revolving Loans.

               D. Fees and Expenses. Loan Parties acknowledge that all costs, fees and expenses as described in Section 10.03 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Loan Parties.

               E. Headings. Section and Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

               F. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               G. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:

FISHER SCIENTIFIC INTERNATIONAL INC.,

By:	/s/ Todd M. Duchene

Name: Todd M. Duchene Title: Vice President

FISHER SCIENTIFIC COMPANY L.L.C.,

By:	Fisher Scientific International Inc., manager and sole member

By:	/s/ Todd M. Duchene

Name: Todd M. Duchene Title: Vice President

CREDIT SUPPORT PARTIES:
(for purposes of Section 3)

COLE-PARMER INSTRUMENT COMPANY,

By:	/s/ Todd M. Duchene

Name: Todd M. Duchene Title: Vice President

FISHER CLINICAL SERVICES INC.,

By:	/s/ Todd M. Duchene

Name: Todd M. Duchene Title: Vice President

FISHER HAMILTON L.L.C.,

By:	Fisher Scientific International Inc., manager and sole member

By:	/s/ Todd M. Duchene

Name: Todd M. Duchene Title: Vice President

FISHER SCIENTIFIC WORLDWIDE INC.,

By:	/s/ Todd M. Duchene

Name: Todd M. Duchene Title: Vice President

FSWH COMPANY LLC,

By:	/s/ Todd M. Duchene

Name: Todd M. Duchene Title: President, Secretary

LENDERS:

DEUTSCHE BANK AG, NEW YORK BRANCH, individually and as Administrative Agent

By:	/s/ Scottye Lindsey

Name: Scottye Lindsey Title: Vice President

ANNEX A

Request For Issuance
(See Attached)

A-1

ANNEX B

Schedule 2.01 To Credit Agreement
(See Attached)

B-1

ANNEX C

Collateral From JPMCB
(See Attached)

C-1

ANNEX D

List Of Mortgages
(See Attached)

D-1